UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5877
Dreyfus Strategic Municipal Bond Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	5/31/05

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus Strategic Municipal Bond Fund, Inc.

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
16	Statement of Financial Futures
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statement of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
29	Proxy Results
33	Officers and Directors
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Strategic Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN
Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Municipal Bond Fund, Inc., covering the six-month period from December 1, 2004, through May 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, James Welch.

Despite occasional bouts of heightened volatility, the six-month reporting period produced generally good results for longer-term municipal bonds. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds remained remarkably resilient as investors responded to new signs of global economic weakness. These factors supported a market rally in April and May 2005, which more than offset earlier weakness among tax-exempt bonds, including those with intermediate-term maturities.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by tighter monetary policy and slowing corporate profit growth. At times such as these, we believe it is especially important for investors to stay in touch with their financial advisors, as they can help you decide what adjustments, if any, you should make to your long-term investment strategy.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE
James Welch, Portfolio Manager
How did Dreyfus Strategic Municipal Bond Fund, Inc. perform during the period?

For the six-month period ended May 31, 2005, the fund achieved total return of 6.67% .1 Over the same period, the fund provided aggregate income dividends of $0.306 per share, which reflects a dis tribution rate of 6.98% .2

Municipal bonds benefited during the reporting period from changes in the outlook for the U.S. economy. Early in the reporting period, relatively strong economic growth supported prices of bonds that respond more to changes in the credit environment. During the second half, a slowing economy produced a rally among the more interest-rate-sensitive areas of the market.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent believed by Dreyfus to be consistent with the preservation of capital. In pursuing this goal, the fund invests at least 80% of its assets in municipal bonds. Under normal market conditions, the weighted average maturity of the fund’s portfolio is expected to exceed 10 years. Municipal bonds are classified as general obligation bonds, revenue bonds and notes. Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds considered investment grade or the unrated equivalent as determined by Dreyfus.

The fund also issues auction rate preferred stock and invests the proceeds in a manner consistent with its investment objective.This has the effect of “leveraging” the portfolio, which can increase the fund’s performance potential as well as, depending on market conditions, enhance net asset value volatility.

Over time, many of the fund’s older, higher-yielding bonds have matured or were redeemed by their issuers.We have generally attempted

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

to replace those bonds with investments consistent with the fund’s investment policies.We have also sought to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we usually look to sell bonds that are close to their optimal redemption date or maturity. In addition, we conduct credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund’s performance?

The Federal Reserve Board (the “Fed”) continued to raise short-term interest rates, driving the overnight federal funds rate from 2% at the start of the reporting period to 3% by the end of the reporting period. The Fed’s gradual moves away from its previously accommodative monetary policy were designed to bring interest rates to a level that neither stimulates nor restricts economic activity.

Unlike previous periods of rising short-term interest rates, however, longer-term bond yields had declined by the start of the reporting period as investors apparently believed that the moderate pace of economic recovery was not strong enough to fuel inflationary pressures. That attitude seemed to change in early 2005, when the economic recovery seemed to strengthen and the Fed noted a return of pricing power for many businesses. During the spring, however, signs of a new economic “soft patch” sparked a renewed rally among longer-term bonds, helping the fund produce a solidly positive total return for the reporting period overall.

The fund enjoyed strong contributions to performance corporate-backed tax-exempt bonds, including those secured by airline facilities and the states’ settlement of litigation with U.S. tobacco companies, which benefited from improved business conditions.While a stronger economy also helped relieve fiscal pressures for most states, the supply of newly issued securities increased during the reporting period as issuers took advantage of low borrowing rates to refund their seasoned, higher-coupon debt.

4

There was relatively little trading activity in the fund during the reporting period, primarily because it made little sense to us to sell existing holdings and replace them with securities with lower coupon rates.When existing holdings matured or were redeemed early by their issuers, we tended to reinvest in income-oriented bonds with maturities in the 25-year range.These securities, which typically were purchased at modest premiums to their face values, historically have tended to hold more of their value during market declines.

As short-term rates rose during the reporting period, we believed it was prudent to maintain the auction rate shares in variable-rate mode as opposed to term-rate mode from the prior reporting period. In addition, we were able to maintain the fund’s aggregate income dividends, despite increased borrowing costs that go along with rising short-term rates.

What is the fund’s current strategy?

Evidence of slower economic growth around the world suggests that the Fed may be nearing the end of its moves toward higher interest rates.Accordingly, we have positioned the fund for the next phase of the economic cycle, including a focus on high-quality, income-oriented securities that, in our judgment, should continue to earn competitive levels of tax-exempt income.

June 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT)
for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of expenses by The Dreyfus Corporation pursuant to an undertaking in effect from
November 1, 2004, through October 30, 2005. Had these expenses not been absorbed, the return would have been lower.
[2]	Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

The Fund 5

STATEMENT OF INVESTMENTS
May 31, 2005 (Unaudited)
	Principal
Long-Term Municipal Investments—142.7%	Amount ($)		Value ($)

Alabama—1.0%
Jefferson County, Limited Obligation
School Warrants 5.50%, 1/1/2022	4,000,000		4,407,680
Alaska—4.3%
Alaska Housing Finance Corp.:
6.25%, 6/1/2035	5,905,000		6,281,621
6.05%, 6/1/2039 (Insured; MBIA)	11,915,000		12,418,290
Arizona—1.4%
Apache County Industrial Development Authority, PCR
(Tucson Electric Power Co.) 5.85%, 3/1/2028	2,220,000		2,220,488
Maricopa County Pollution Control Corp., PCR
(El Paso Electric Co.) 6.25%, 5/1/2037	4,000,000		4,022,080
Arkansas—2.1%
Arkansas Development Finance Authority, SFMR
6.25%, 1/1/2032	3,550,000		3,629,414
Little Rock School District
5.25%, 2/1/2030 (Insured; FSA)	5,000,000		5,320,300
California—6.8%
California
5.50%, 4/1/2028	5,450,000		6,080,892
California Department of Veteran Affairs,
Home Purchase Revenue 5.20%, 12/1/2028	5,000,000		5,003,600
California Department of Water Resources,
Power Supply Revenue 6%, 5/1/2015	12,500,000		14,457,000
California Health Facilities Financing Authority, Revenue
(Cedars-Sinai Medical Center) 6.25%, 12/1/2034	3,750,000		4,090,913
Colorado—3.9%
Colorado Health Facilities Authority, Revenue
(American Housing Foundation 1, Inc.)
8.50%, 12/1/2031	2,015,000		2,043,995
Denver City and County, Special Facilities Airport Revenue
(United Air Lines) 6.875%, 10/1/2032	2,700,000	[a]	2,325,834
Northwest Parkway Public Highway Authority, Revenue
(First Tier Subordinated) 7.125%, 6/15/2041	7,000,000		7,589,610
Silver Dollar Metropolitan District
7.05%, 12/1/2030 (Prerefunded 12/1/2006)	4,825,000	[b]	5,102,631

6

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Connecticut—4.8%
Connecticut Development Authority, PCR
(Connecticut Light and Power) 5.95%, 9/1/2028	9,000,000	9,586,080
Connecticut Health and Educational Facilities
Authority, Revenue (Yale University) 5%, 7/1/2042	5,000,000	5,259,000
Connecticut Resource Recovery Authority
(American Refunding-Fuel Company)
6.45%, 11/15/2022	4,985,000	5,100,153
Mohegan Tribe Indians Gaming Authority,
Public Improvement-Priority Distribution
6.25%, 1/1/2031	1,000,000	1,084,550
District of Columbia—1.2%
Metropolitan Washington Airports Authority,
Special Facilities Revenue
(Caterair International Corp.) 10.125%, 9/1/2011	5,120,000	5,127,424
Florida—4.1%
Florida Housing Finance Corp., Housing Revenue
(Seminole Ridge Apartments)
6%, 4/1/2041 (Collateralized; GNMA)	6,415,000	6,751,980
Miami-Dade County Expressway Authority,
Toll System Revenue
5.125%, 7/1/2029 (Insured; FGIC)	4,000,000	4,233,320
Orange County Health Facilities Authority, Revenue:
(Adventist Health System) 6.25%, 11/15/2024	3,000,000	3,362,610
(Orlando Regional Healthcare System) 6%, 10/1/2026	3,500,000	3,735,340
Georgia—2.0%
Agusta Airport Revenue
5.45%, 1/1/2031	2,500,000	2,573,200
Atlanta Airport Revenue
5.25%, 1/1/2025 (Insured; FSA)	3,000,000	3,218,160
Savannah Economic Development Authority,
Environmental Improvement Revenue
(International Paper Company) 6.20%, 8/1/2027	2,670,000	2,890,836
Idaho—.2%
Idaho Housing & Finance Association, SFMR
6.35%, 1/1/2030 (Collateralized; FNMA)	715,000	755,355

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Illinois—9.2%
Chicago O’Hare International Airport:
General Airport Revenue (3rd Lien B-2)
6%, 1/1/2029 (Insured; XLCA)	5,000,000		5,671,700
Special Facility Revenue
(American Airlines Incorporated)
8.20%, 12/1/2024	7,000,000		6,510,700
Illinois Educational Facilities Authority Revenues:
(Northern University)
5%, 12/1/2038	5,000,000		5,205,450
(University of Chicago)
5.125%, 7/1/2038 (Insured; MBIA)	5,000,000		5,251,800
Illinois Health Facilities Authority, Revenue:
(Advocate Network Health Care)
6.125%, 11/15/2022	5,000,000		5,561,300
(OSF Healthcare Systems)
6.25%, 11/15/2029	10,900,000		11,749,655
Indiana—1.6%
Franklin Township School Building Corp.
6.125%, 1/15/2022 (Prerefunded 7/15/2010)	6,000,000	[b]	6,955,800
Kansas—1.7%
Wyandotte County Kansas City,
Unified Government Utility Systems Revenue
5.65%, 9/1/2022 (Insured; AMBAC)	6,365,000		7,420,572
Louisiana—2.5%
Parish of De Soto, Environmental Improvement
Revenue (International Paper Co.)
6.55%, 4/1/2019	2,900,000		2,958,000
West Feliciana Parish, PCR
(Entergy Gulf States):
7%, 11/1/2015	3,000,000		3,057,150
6.60%, 9/1/2028	4,700,000		4,777,926
Maryland—1.2%
Maryland Economic Development Corp.,
Student Housing Revenue (University of Maryland)
5.75%, 10/1/2033	2,550,000		2,703,816
Maryland Industrial Development Financing
Authority, EDR (Medical Waste Associates
Limited Partnership) 8.75%, 11/15/2010	3,710,000	[c]	2,623,527

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Massachusetts—7.0%
Massachusetts Development Finance Agency Revenue
(WGBH Educational Foundation)
5.375%, 1/1/2042 (Insured; AMBAC)	5,750,000	6,282,623
Massachusetts Health and Educational Facilities
Authority, Revenue:
(Civic Investments) 9%, 12/15/2015	2,000,000	2,321,500
(Harvard University) 5%, 7/15/2032	10,000,000	10,663,900
(Massachusetts Institute of Technology)
5.50%, 7/1/2032	5,000,000	6,122,400
(Partners Healthcare System) 5.75%, 7/1/2032	3,000,000	3,303,630
Massachusetts Housing Finance Agency,
(Housing) 5%, 6/1/2030	2,000,000	2,034,800
Michigan—2.8%
Michigan Hospital Finance Authority, HR
(Genesys Health System Obligated Group)
8.125%, 10/1/2021 (Prerefunded 10/1/2005)	5,000,000 [b]	5,185,700
Michigan Strategic Fund, SWDR
(Genesee Power Station) 7.50%, 1/1/2021	7,450,000	7,077,649
Mississippi—.7%
Mississippi Business Finance Corporation, PCR
(Systems Energy Resources, Inc.) 5.90%, 5/1/2022	3,160,000	3,216,343
Nebraska—.4%
Nebraska Investment Finance Authority, SFMR
8.983%, 3/1/2026	1,700,000 [d,e]	1,914,642
Nevada—3.3%
Washoe County:
(Reno-Sparks Convention) 6.40%, 7/1/2029
(Insured; FSA) (Prerefunded 1/1/2010)	8,000,000 [b]	9,132,480
Water Facility Revenue (Sierra Pacific Power Co.)
5%, 3/1/2036	5,000,000	5,101,200
New Hampshire—3.4%
New Hampshire Business Finance Authority, PCR
(Public Service Co.):
6%, Series D 5/1/2021 (Insured; MBIA)	2,690,000	2,921,501
6%, Series E 5/1/2021 (Insured; MBIA)	6,000,000	6,516,360
New Hampshire Industrial Development Authority, PCR
(Connecticut Light) 5.90%, 11/1/2016	5,400,000	5,531,220

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey—3.3%
New Jersey Economic Development Authority
Special Facilities Revenue (Continental Airlines, Inc.)
6.25%, 9/15/2019	3,620,000	3,188,206
Tobacco Settlement Financing Corporation
7%, 6/1/2041	10,095,000	11,191,822
New York—4.8%
New York City Industrial Development Agency, Revenue
(Liberty-7 World Trade Center)
6.25%, 3/1/2015	4,500,000	4,632,525
New York City Municipal Water Finance Authority,
Water & Sewer System Revenue
5%, 6/15/2037	5,000,000	5,300,850
New York City Transitional Finance Authority, Revenue
(Future Tax Secured)
5.375%, 11/15/2021	5,000,000	5,507,050
New York State Dormitory Authority, Revenue:
(Marymount Manhattan College) 6.25%, 7/1/2029
6.25%, 7/1/2029 (Insured; Radian)	4,000,000	4,450,560
(Suffolk County Judicial Facility)
9.50%, 4/15/2014	605,000	864,200
North Carolina—.6%
North Carolina Eastern Municipal Power Agency,
Power Systems Revenue 6.70%, 1/1/2019	2,500,000	2,805,450
Ohio—6.2%
Cuyahoga County, HR (Metrohealth Systems)
6.15%, 2/15/2029	10,000,000	10,569,800
Cuyahoga County Hospital Facilities, Revenue
(UHHS/CSAHS Cuyahoga Inc. &
CSAHS/UHHS Canton Inc.) 7.50%, 1/1/2030	3,500,000	3,974,495
Mahoning County Hospital Facilities, Revenue
(Forum Health Obligation Group)
6%, 11/15/2032	4,000,000	4,377,160
Ohio Air Quality Development Authority, PCR
(Cleveland Electric Illuminating Co.)
6.10%, 8/1/2020	2,400,000	2,522,256

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Ohio (continued)
Ohio Housing Finance Agency, Mortgage Revenue
8.930%, 3/1/2029 (Collateralized; GNMA)	1,170,000 [d,e]	1,232,139
Ohio Water Development Authority, PCR
(Cleveland Electric) 6.10%, 8/1/2020	4,000,000	4,203,760
Oklahoma—4.1%
Oklahoma Development Finance Authority, Revenue
(St. John Health System) 6%, 2/15/2029	9,000,000	9,796,770
Oklahoma Industries Authority, Health System
Revenue (Obligation Group):
5.75%, 8/15/2029 (Insured; MBIA)
(Prerefunded 8/15/2009)	2,105,000 [b]	2,349,264
5.75%, 8/15/2029 (Insured; MBIA)	2,895,000	3,155,897
Tulsa Municipal Airport Trust Revenue
(American Airlines Project) 5.65%, 12/1/2035	2,550,000	2,427,192
Oregon—1.4%
Umatilla County Hospital Facility Authority, Revenue
(Catholic Health Initiatives):
5.50%, 3/1/2022	1,355,000	1,520,161
5.50%, 3/1/2022	1,040,000	1,131,416
Western Generation Agency,
Cogeneration Project Revenue
(Wauna Cogeneration) 7.40%, 1/1/2016	3,250,000	3,331,835
Pennsylvania—2.9%
Allegheny County Port Authority, Special Transportation
Revenue 6.125%, 3/1/2029
(Insured; MBIA) (Prerefunded 3/1/2009)	4,750,000 [b]	5,318,955
Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue
(Reliant Energy) 6.75%, 12/1/2036	4,000,000	4,306,120
Pennsylvania Housing Finance Agency,
Multi-Family Development Revenue
8.25%, 12/15/2019	261,000	261,629
Pennsylvania Turnpike Commission, Turnpike Revenue
5.25%, 12/1/2032 (Insured; AMBAC)	2,695,000	2,953,504

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Rhode Island—1.5%
Rhode Island Health & Educational Building
Corporation Higher Educational Facilities
(University of Rhode Island)
5.875%, 9/15/2029 (Insured; MBIA)	5,910,000		6,534,983
South Carolina—6.7%
Greenville County School District
Installment Purchase Revenue
(Residuals-Series 982) 7.80%, 12/1/2028	7,500,000	[d,e]	8,862,450
Greenville Hospital System, Hospital Facilities Revenue
5.50%, 5/1/2026 (Insured; AMBAC)	7,000,000		7,684,950
Richland County, Environmental Improvement Revenue
(International Paper Company) 6.10%, 4/1/2023	6,500,000		7,022,080
South Carolina Medical Facilities, Hospital Facilities
Revenue 6%, 7/1/2019 (Prerefunded 7/1/2009)	5,000,000	[b]	5,605,300
Tennessee—3.8%
Johnson City Health and Educational Facilities Board, HR
(1st Mortgage-Mountain State Health):
7.50%, 7/1/2025	2,000,000		2,410,960
7.50%, 7/1/2033	4,875,000		5,840,299
Memphis Center City Revenue Finance Corp.
Sports Facility Revenue
(Memphis Redbirds) 6.50%, 9/1/2028	6,000,000		6,108,420
Tennessee Housing Development Agency
(Homeownership Program)
6%, 1/1/2028	2,275,000		2,349,916
Texas—22.9%
Alliance Airport Authority, Special Facilities Revenue
(American Airlines Incorporated Project)
7.50%, 12/1/2029	4,095,000		3,400,734
Dallas Fort Worth International Airport:
Joint Revenue 5.50%, 11/1/2021 (Insured; FSA)	7,000,000		7,662,690
Facility Improvement Corporation Revenue
(Bombardier Inc.) 6.15%, 1/1/2016	3,000,000		3,024,810
Gregg County Health Facilities Development
Corp., HR (Good Shepherd Medical Center)
6.375%, 10/1/2025	2,500,000		2,831,675
Harris County Health Facilities Development
Corp., HR (Memorial Hermann Healthcare)
6.375%, 6/1/2029	7,000,000		7,774,060

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Harris County-Houston Sports Authority
Revenue (Third Lien-A-3)
Zero Coupon, 11/15/2031 (Insured; MBIA)	9,685,000	2,453,404
Katy Independent School District
6.125%, 2/15/2032 (Prerefunded 2/15/2009)	11,360,000 [b]	12,601,989
Sabine River Authority, PCR (TXU Electric):
6.45%, 6/1/2021	4,900,000	5,260,444
5.50%, 5/1/2022	5,490,000	5,897,193
Springhill Courtland Heights Public
Facility Corp. MFHR 5.85%, 12/1/2028	6,030,000	5,817,563
Texas:
(Veterans ) 6%, 12/1/2030	3,935,000	4,274,393
(Veterans Housing Assistance Program)
6.10%, 6/1/2031	8,510,000	9,149,782
Texas Department of Housing and Community Affairs:
Collateralized Home Mortgage Revenue
10.829%, 7/2/2024	2,250,000 [d]	2,271,622
Residential Mortgage Revenue
5.35%, 7/1/2033	5,735,000	5,915,653
Texas Turnpike Authority,
Central Texas Turnpike System Revenue
5.25%, 5/15/2042 (Insured; AMBAC)	6,775,000	7,329,737
Tomball Hospital Authority, Revenue:
6.125%, 7/1/2023	3,680,000	3,685,078
(Tomball Regional Hospital) 6%, 7/1/2025	4,650,000	4,789,035
Tyler Health Facilities Development Corp., HR
(East Texas Medical Center Regional Health)
6.75%, 11/1/2025	5,850,000	5,862,987
Utah—1.0%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	4,122,000	4,126,411
Virginia—5.8%
Henrico County Industrial Development Authority,
Revenue (Bon Secours Health System)
9.191%, 8/23/2027	7,500,000 [d]	10,974,600
University of Virginia, University Revenues
5%, 6/1/2033	4,975,000	5,276,037
Virginia Housing Development Authority,
Rental Housing 6.20%, 8/1/2024	8,520,000	9,124,920

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Washington—3.5%
Energy Northwest, Revenue
(Wind Project) 6%, 7/1/2023
(Prerefunded 1/1/2007)	3,670,000 [b]	3,939,451
Washington Higher Education Facilities Authority,
Revenue (Whitman College)
5.875%, 10/1/2029 (Prerefunded 10/1/2009)	10,000,000 [b]	11,127,400
Wisconsin—5.1%
Badger Tobacco Asset Securitization Corp.
Tobacco Settlement Revenue
7%, 6/1/2028	14,570,000	16,034,139
Wisconsin Health and Educational Facilities
Authority, Revenue (Aurora Health Care)
6.40%, 4/15/2033	5,500,000	6,146,140
Wyoming—3.5%
Sweetwater County, SWDR (FMC Corp.):
7%, 6/1/2024	2,140,000	2,163,668
6.90%, 9/1/2024	2,465,000	2,503,183
Wyoming Student Loan Corp.,
Student Loan Revenue:
6.20%, 6/1/2024	5,000,000	5,417,350
6.25%, 6/1/2029	5,000,000	5,387,400

Total Investments (cost $588,760,391)	142.7%	622,461,622
Liabilities, Less Cash and Receivables	(.1%)	(381,543)
Preferred Stock, at redemption value	(42.6%)	(186,000,000)
Net Assets	100.0%	436,080,079

14

Summary of Abbreviations

AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	MBIA	Municipal Bond Investors Assurance
EDR	Economic Development Revenue		Insurance Corporation
FGIC	Financial Guaranty Insurance Company	MFHR	Multi-Family Housing Revenue
FNMA	Federal National Mortgage Association	PCR	Pollution Control Revenue
FSA	Financial Security Assurance	SFMR	Single Family Mortgage Revenue
GNMA	Government National Mortgage	SWDR	Solid Waste Disposal Revenue
	Association	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s	or Standard & Poor’s	Value (%)†

AAA	Aaa	AAA	32.8
AA	Aa	AA	17.5
A	A	A	13.4
BBB	Baa	BBB	22.5
BB	Ba	BB	3.4
B	B	B	1.6
CCC	Caa	CCC	1.6
Not Rated [f]	Not Rated [f]	Not Rated [f]	7.2
			100.0

†	Based on total investments.
[a]	Non-income producing security, interest payments in default.
[b]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used
	to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[c]	Non-income producing security.
[d]	Inverse floater security—the interest rate is subject to change periodically.
[e]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2005, these securities
	amounted to $12,009,231 or 2.8% of net assets applicable to common shareholders.
[f]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 15

STATEMENT OF FINANCIAL FUTURES
May 31, 2005 (Unaudited)
		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 5/31/2005 ($)

Financial Futures Sold Short
U.S Treasury Futures 10 Year Note	25	2,821,094	June 2005	(89,138)

See notes to financial statements.
16

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2005 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	588,760,391	622,461,622
Cash on Initial Margin—Note 4		18,750
Interest receivable		11,116,796
Prepaid expenses		40,324
		633,637,492

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		343,641
Cash overdraft due to Custodian		502,751
Payable for investment securities purchased		10,503,700
Dividends payable to Preferred shareholders		35,171
Commissions payable		16,983
Payable for futures variation margin—Note 4		5,469
Accrued expenses and other liabilities		149,698
		11,557,413

Auction Preferred Stock, Series A, B and C, par value
$.001 per share (7,440 shares issued and outstanding
at $25,000 per share liquidation value)—Note 1		186,000,000

Net Assets applicable to Common Shareholders ($)		436,080,079

Composition of Net Assets ($):
Common Stock, par value, $.001 per share
(48,181,284 shares issued and outstanding)		48,181
Paid-in capital		435,539,977
Accumulated undistributed investment income—net		1,681,075
Accumulated net realized gain (loss) on investments		(34,801,247)
Accumulated net unrealized appreciation
(depreciation) on investments [including ($89,138)
net unrealized (depreciation) on financial futures]		33,612,093

Net Assets applicable to Common Shareholders ($)		436,080,079

Common Shares Outstanding
(110 million shares of $.001 par value Common Stock authorized)		48,181,284

Net Asset Value per share of Common Stock ($)		9.05

See notes to financial statements.
The Fund 17

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2005 (Unaudited)
Investment Income ($):
Interest Income	17,518,043
Expenses:
Investment advisory fee—Note 3(a)	1,537,554
Administration fee—Note 3(a)	768,777
Commission fees—Note 1	217,243
Shareholders’ reports	45,420
Professional fees	39,980
Registration fees	35,661
Directors’ fees and expenses—Note 3(b)	22,401
Custodian fees	2,422
Shareholder servicing costs	36
Miscellaneous	28,091
Total Expenses	2,697,585
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(307,511)
Net Expenses	2,390,074
Investment Income—Net	15,127,969

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	983,010
Net realized gain (loss) on options transactions	(149,937)
Net Realized Gain (Loss)	833,073
Net unrealized appreciation (depreciation) on investments
[including ($89,138) net unrealized (depreciation) on financial futures]	13,161,082
Net Realized and Unrealized Gain (Loss) on Investments	13,994,155
Dividends on Preferred Stock	(1,854,564)
Net Increase in Net Assets Resulting from Operations	27,267,560

See notes to financial statements.
18

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended
	May 31, 2005	Year Ended
	(Unaudited)	November 30, 2004

Operations ($):
Investment income—net	15,127,969	29,535,768
Net realized gain (loss) on investments	833,073	(10,960,231)
Net unrealized appreciation
(depreciation) on investments	13,161,082	7,950,648
Dividends on Preferred Stock	(1,854,564)	(2,461,855)
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,267,560	24,064,330

Dividends to Common Shareholders from ($):
Investment income—net	(14,743,474)	(29,477,516)

Capital Stock Transactions ($):
Dividends reinvested—Note 1(c)	—	668,162
Total Increase (Decrease) in Net Assets	12,524,086	(4,745,024)

Net Assets ($):
Beginning of Period	423,555,993	428,301,017
End of Period	436,080,079	423,555,993
Undistributed investment income—net	1,681,075	2,995,416

Capital Share Transactions (Common Shares):
Increase in Common Shares Outstanding
as a Result of Dividends Reinvested	—	73,952

See notes to financial statements.
The Fund 19

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements, with respect to common stock and market price data for the fund’s common shares.

Six Months Ended
	May 31, 2005		Year Ended November 30,

	(Unaudited)	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	8.79	8.90	8.56	8.75	8.60	8.56
Investment Operations:
Investment income—net	.31[b]	.61[b]	.64[b]	.70[b]	.72	.70
Net realized and unrealized
gain (loss) on investments	.30	(.06)	.36	(.26)	.11	.06
Dividends on Preferred Stock
from net investment
income—net	(.04)	(.05)	(.06)	(.07)	(.12)	(.16)
Total from
Investment Operations	.57	.50	.94	.37	.71	.60
Distributions to
Common Shareholders:
Dividends from investment
income—net	(.31)	(.61)	(.60)	(.56)	(.56)	(.56)
Capital Stock
transactions—net effect of
Preferred Stock Offering	—	—	—	—	—	(.00)[c]
Net asset value, end of period	9.05	8.79	8.90	8.56	8.75	8.60
Market value, end of period	8.77	8.41	8.81	7.88	8.45	8 1/8

Total Return (%) [d]	8.04[e]	2.48	19.89	(.36)	10.72	13.30

20

Six Months Ended
May 31, 2005			Year Ended November 30,

	(Unaudited)	2004	2003	2002	2001	2000

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets
applicable to Common Stock [f,g]	1.26[h]	1.26	1.28	1.28	1.27	1.34
Ratio of net expenses
to average net assets
applicable to Common Stock [f,g]	1.11[h]	1.25	1.28	1.28	1.27	1.34
Ratio of net investment income
to average net assets
applicable to Common Stock [f,g]	7.04[h]	6.96	7.35	8.10	8.10	8.25
Portfolio Turnover Rate	22.81[e]	39.94	77.92	44.71	13.36	27.58
Asset coverage of Preferred Stock,
end of period	334	328	330	321	326	321

Net Assets, net of Preferred Stock,
end of period ($ x 1,000)	436,080	423,556	428,301	411,369	420,009	411,081

Preferred Stock outstanding, end of period ($ x 1,000) 186,000 186,000 186,000 186,000 186,000 186,000

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets applicable to common shareholders from 8.08% to 8.10%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Calculated based on market value.
[e]	Not annualized.
[f]	Does not reflect the effect of dividends to Preferred Stock shareholders.
[g]	The ratio of expenses to total average net assets, inclusive of the outstanding auction preferred stock, and the ratio of net investment income to total average net assets were 88% and 4.92%, respectively, for the six months ended May 31,
2005, .88% and 4.84%, respectively, for the year ended November 30, 2004, .86% and 5.10%, respectively, for the year ended November 30, 2003, .89% and 5.61%, respectively, for the year ended November 30, 2002, .89% and
5.64%, respectively, for the year ended November 30, 2001 and .92% and 5.64%, respectively, for the year ended
November 30, 2000.
[h]	Annualized.
See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent believed by the fund’s investment adviser to be consistent with the preservation of capital. The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Mellon Trust of New England, N.A. (the “Custodian”) acts as the fund’s custodian.The Custodian is a wholly-owned subsidiary of Mellon. PFPC Global Fund Services (“PFPC”), a subsidiary of PNC Bank (“PNC”), serves as the fund’s transfer agent, dividend-paying agent, registrar and plan agent. The fund’s Common Stock trades on the New York Stock Exchange under the ticker symbol DSM.

The fund has outstanding 2,480 shares of Series A, Series B and Series C for a total of 7,440 shares of Auction Preferred Stock (“APS”), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors.The holders of the APS vote as a separate

22

class on certain other matters, as required by law. The fund has designated Robin A. Melvin and John E. Zuccotti to represent holders of APS on the fund’s Board of Directors.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principle, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in municipal debt securities are valued on the last business day of each week and month by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock (“Common Shareholder(s)”): Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

For common shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net assets value per share on the record date, PFPC will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly.As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 31, 2005, the Board of Directors declared a cash dividend of $.051 per share from investment income-net, payable on June 28, 2005 to Common Shareholders of record as of the close of business on June 14, 2005.

24

(d) Dividends to Shareholders of APS: For APS, dividends are currently reset every 7 days for series A, B and C.The dividend rate in effect at May 31, 2005 were as follows: Series A—2.85%, Series B—2.60% and Series C—2.25% .

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986 as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $35,634,320 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2004. If not applied, $3,964,163 of the carryover expires in fiscal 2007, $5,542,712 expires in fiscal 2008, $442,201 expires in fiscal 2009, $9,253,314 expires in fiscal 2010, $5,474,907 expires in fiscal 2011 and $10,957,023 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2004 was as follows: tax exempt income $31,939,371. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2005, the fund did not borrow under the line of credit.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates:

(a) The fee payable by the fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50 of 1% of the value of the fund’s average

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

weekly net assets (including net assets representing auction preferred stock outstanding). The fund also has an Administration Agreement with Dreyfus, a Custody Agreement with the Custodian and a Transfer Agency and Registrar Agreement with PFPC. The fund pays in the aggregate for administration, custody and transfer agency services a monthly fee based on an annual rate of .25 of 1% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding); out-of pocket transfer agency and custody expenses are paid separately by the fund.

For the period from November 1, 2004 through October 31, 2005, Dreyfus has agreed to waive receipt of a portion of the fund’s investment advisory fee, in the amount of .10 of 1% of the value of the fund’s average weekly net assets (including net assets representing auction preferred stock outstanding). The reduction in investment advisory fee, pursuant to the undertaking, amounted to $307,511 during the period ended May 31, 2005.

During the period ended May 31, 2005, the fund was charged $1,693 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $394,556 and chief compliance officer fees $1,693, which are offset against an expense reimbursement currently in effect in the amount of $52,608.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended May 31, 2005, amounted to $147,179,680 and $138,667,107, respectively.

26

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 2005 are set forth in the Statement of Financial Futures.

At May 31, 2005, accumulated net unrealized appreciation on investments was $33,701,231, consisting of $42,420,555 gross unrealized appreciation and $8,719,324 gross unrealized depreciation.

At May 31,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

28

PROXY RESULTS

Holders of Common Stock and holders of Auction Preferred Stock (“APS”) voted together a single class (except as noted below) on a proposal presented at the annual shareholders’ meeting held on May 26, 2005 as follows:

			Shares

		For		Authority Withheld

To elect three Class III Directors: †
	David W. Burke	43,060,044		805,914
	Hans C. Mautner	43,093,557		772,401
	John E. Zuccotti ††	6,951		21

†	The terms of these Class III Directors expire in 2008.
††	Elected solely by APS holders. Common shareholders were not entitled to vote.

The Fund 29
( U n a u d i t e d )

NOTES

30

The Fund

31

NOTES

32

OFFICERS AND DIRECTORS D r e y f u s S t r a t e g i c M u n i c i p a l B o n d Fu n d , I n c .
200 Park Avenue New York, NY 10166
Directors	Portfolio Managers (continued)

Joseph S. DiMartino	Colleen A. Meehan
David W. Burke	W. Michael Petty
William Hodding Carter, III	Scott Sprauer
Ehud Houminer	James Welch
Richard C. Leone	Monica S.Wieboldt
Hans C. Mautner	Bill Vasiliou
Robin A. Melvin †
John E. Zuccotti †	Investment Adviser
† Auction Preferred Stock Directors	and Administrator

Officers	The Dreyfus Corporation

President	Custodian
Stephen E. Canter
Mellon Trust of New England, N.A.
Executive Vice Presidents
Stephen R. Byers	Counsel
A. Paul Disdier
Stroock & Stroock & Lavan LLP
Vice President
Mark N. Jacobs	Transfer Agent,
Secretary	Dividend-Paying Agent,
John B. Hammalian	Registrar and Disbursing Agent
Assistant Secretaries
PFPC Global Fund Services
Steven F. Newman
Michael A. Rosenberg	(Common Stock)
Deutsche Bank Trust Company Americas
Treasurer
James Windels	(Auction Preferred Stock)
Assistant Treasurers	Auction Agent
Gregory S. Gruber
Kenneth J. Sandgren	Deutsche Bank Trust Company Americas
(Auction Preferred Stock)
Chief Compliance Officer
Joseph W. Connolly	Stock Exchange Listing
Portfolio Managers	NYSE Symbol: DSM

Joseph P. Darcy	Initial SEC Effective Date
A. Paul Disdier
Douglas J. Gaylor	11/22/89
Joseph A. Irace

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—Municipal Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 33

For More Information

Dreyfus Strategic Municipal	Transfer Agent,
Bond Fund, Inc.	Dividend-Paying Agent,
200 Park Avenue	Registrar and Disbursing Agent
New York, NY 10166	PFPC Global Fund Services
Manager	(Common Stock)
101 Federal Street
The Dreyfus Corporation
Boston, MA 02110
200 Park Avenue
New York, NY 10166

Custodian
Mellon Trust of
New England, N.A.
One Boston Place
Boston, MA 02108

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Strategic Municipal Bond Fund, Inc.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	July 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	July 28, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)